Investor Presentation



Shine Media Acquisition Corp.'s

Merger with

China Greenscape Co., Ltd.

Jiangsu Sunshine Zoology and Forestry Development Co.

May 13th, 2008

Forward Looking Statement



This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry's actual results, levels of activity, performance, or achievements to be materially different from those anticipated by the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we are under no duty to update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation. This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although we believe that the publications and reports are reliable, we have not independently verified this statistical data.

Shine Media Acquisition Corp.
(SHND, SHNDW, SHNDU)

Shine Media is a Special Purpose Acquisition Company IPO on Dec, 2006

$6 unit with 2 warrants converts at $5

Holding $40.34 million in the trust fund

Originally targeted media & advertising industry; elected to focus on China Greenscape due to its compelling story and growth potential

Shine Media signed a Definitive Agreement on May 8, 2008 to acquire China Greenscape and its 100% owned subsidiary, Jiangsu Sunshine Zoology and Forestry Development Co.

- S-4 registration statement will be filed with the SEC shortly
- Preparing NASDAQ application



China Greenscape Co. Ltd

- The Leading Provider of Urban Greenery in China
- Large, Government-Mandated Addressable Market
- High Growth, High Margin Business Model

From Our Growing Areas ...





... To the Cities



About China Greenscape

- **Formed in 2002 to address a new government "green" mandate**
- **Providing trees and plants to China's cities, major developments, parks, greenbelts and highways**
- **Operations include the large scale development, cultivation and distribution of trees and plants**
- **Large scale enables us to cater to large projects**
  - ~ 8 million trees and plants in varying stages of development
  - growing area of over 3,100 acres, and
  - unique ability to develop, source and acquire millions of additional trees and plants each year
- **Existing Backlog of > $250M**
  - Assures substantial earnings growth through 2011
  - 50% gross margins



Financial & Transaction Overview

(In USD millions)	2004	2005	2006	2007	2008*	2009*
Revenue	12.9	18.9	28.8	33.7		
Net Income	6.0	10.8	14.4	17.8	27.0	37.0

Historical numbers are U.S. GAAP audited

*2008 and 2009 net income is guidance and is based on net operating income (excluding merger expenses)

	SPAC Investment		Initial Shares	Ownership %
China Greenscape & Consultant			30,800,000	67%
Preferred A & C Investors*			6,500,000	14%
SPAC Common	**$**	**41,100,000**	**8,758,333**	**19%**
TOTALS	**$**	**41,100,000**	**46,058,333**	**100%**

**Table assumes 100% of Preferred investors accept exchange offer for a total of 6.5 million shares and $25 million in cash from warrant proceeds (15,146,666 warrants – if all are exercised will generate an additional $75.7M in investment)*

- **2008: 8.0x** earnings and $0.59 EPS (based on 46 million shares)
- **2009: 5.8x** earnings and $0.74 EPS (based on 50.2 million shares)

The Chinese Urban Ecological Crisis

The Problem: Chinese cities are plagued by heavy pollution and over-dense urbanization

- Heavy pollution in densely populated cities
  - Only 1 percent of the country's 560 million city dwellers breathe air considered safe by the European Union [1]
  - International Energy Agency predicts that China could become the leader of greenhouse emissions by end of 2007 [1]
- Lack of green coverage (i.e. public parks, green belts)

Heavy pollution in urban China



1. "As China Roars, Pollution Reaches Deadly Extremes" New York Times, 8/26/2007

Tremendous Market Opportunity

Accelerating demand for green space driven by stringent government regulations and urbanization

Top-down mandate: Chinese government issued "Green" mandate in 2002

- Created an environmental yardstick for evaluating the performance of every mayor
- >10 square meters of "green" open space per capita by 2010
- >35% green coverage for all new and existing cities by 2010



Bottoms-up demand: Massive Urbanization in Chinese Cities

- Customers include city planners (municipal governments) and real estate developers
  - Value of raw land greatly increased with addition of greenery
- PRC Govt. expects 350+ million rural population to move to urban areas over the next 20 years, close to 1 billion people will live in the cities by 2025 (1)
- PRC Govt. is projected to create over 20 new cities each year with populations over 500K each

(1) McKinsey Consulting: China Urbanization research report, March 2008

Chinese Urban Greenery Market Overview

- **Total market to reach 130 billion RMB by 2010 (US$17 billion)**
- **Greenscape has two primary growing locations - Jiangxi and Jiangsu provinces**
  - maximizes area of client coverage to neighboring provinces



Total Greenery Market in China (RMB billions)
¥140
¥120
¥100
¥80
¥60
¥40
¥20
¥0
2001
2002
2003
2004
2005
2006E
2007E
2008E
2009E
2010E



Greenery Sales in 2005 (RMB billion)
Forest space (metric ton)
¥6.0
¥5.0
¥4.0
¥3.0
¥2.0
¥1.0
¥0.0
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Zhejiang
Jiangsu
Guangdong
Henan
Fujian
Shandong
Sichuan
Anhui
Hunan
Jiangxi
Hebei



Heilongjiang
Jilin
Liaoning
Xinjiang
Gansu
Inner Mongolia
BEIJING
Tianjin
Hebei
Ningxia
Qinghai
Shanxi
Shandong
Henan
Shaanxi
Tibet
Shanghai
Anhui
Hubei
Sichuan
Zhejiang
Jiangxi
Hunan
Guizhou
Yunnan
Guangxi
Guangdong
Taiwan
Hainan

Source: China Department of Agriculture (zzys.agri.gov.cn) – Selected markets with sales over 1 billion RMB only

Seasoned Management Team



Henry Zhu (Zhenghong) - Chief Executive Officer

- Founding CEO of the company in year 2002 and lead its rapid growth
- Previously an government official 10 years, holding various key posts
- Has been awarded Excellent Entrepreneur Award of Jiangsu Province in 2006
- Deputy Chairman of Chamber of Commerce of Seedlings

Shirley Lee- Chief Financial Officer

- Considerable experience in corporate finance, auditing and financial planning (ex-auditor)
- Previously served as the Chief Financial Officer of UK' Safe Information Group's Chinese subsidiary
- MBA in Finance from Lincoln University in the UK in 2001 and Bachelor's in Accountancy from Hangzhou Electronic and Engineering Institution in 1994
- Full ACCA member since 2005

Zhan Yousheng - Production and Technical Director

- Responsible for the R&D activity at the cultivation center
- Previously served as a director and senior engineer of Jiangxi Forestry Institute
- Associate Dean of Forest Resources at the Jiangxi Research Academy of Forestry Science

Miao Xiongwei - Vice General Manager of Production

- Served as General Manager of Huaming Greenbelt Company from 2001 to 2005
- Served as Chief Accountant and Vice General Manager of Xinqiao Construction Company from 1984 to 2000

Why Greenscape Makes Sense

- **Existing contracts provide high revenue visibility through 2011**
- **Strong PRC central government support**
  - Promoting "green" cities and the employment of rural workers
  - Enjoys tax-free status
- **Large potential addressable market**
  - Needs to accommodate over 350 million farmers moving to cities in the next 20 years
- **Significant Barriers to entry**
  - Large amount of capital needed to achieve economy of scale
  - Difficulty to establish long term trusted relationship with the municipalities and real estate developers
  - Technical expertise needed to ensure health of trees
  - Difficulty to acquire rights to large parcels of growing area



- **Inventory grows in value**
  - Inventory is pre-sold (in backlog contracts)
  - The value of the company's inventory appreciates in value from time of purchase to time of resale
- **Management expertise and relationships enables companies to lock down large contracts**

Appendix

Supply and Sales Strategy

4-pronged supply strategies



- Use existing trees, and plants growing on Company's land
- Purchase trees from farmers and re-plant
  - Exclusive relationships with agents to facilitate the purchase of inexpensive trees from farmers
  - Company then aggregates trees and sell them to developers and local governments at much higher prices
- Clone trees, plants and flowers in its central laboratory
  - Eliminates cost of seeds or cost of buying trees from farmers
  - Cloning currently provides 15% of product supply and will grow to 35% of supply within 5 yrs
- Acquire inventory and additional land rights
  - Completed acquisition of 4 million seedlings for US$20M in August 2007
  - Acquired an additional 1.5 million seedlings and 40,000 mature trees in March 2008

Sales strategy

- Sales to developers and local Chinese governments based on relationships and reputation
- Work with city planners and developers at initial planning stages
  - Focus planners on purchasing high margin greenery and/or existing inventory

Compelling Prospects for Growth

Providing integrated green solutions

- Consults with city infrastructure authorities during their initial urban planning stages
- Assists in the design and planning stages of their city planning programs
- Serves as a single-source provider to service the needs of an entire urban project or development

Emphasis on innovative technologies

- R&D team focuses on cultivation techniques to breed low-cost plant and tree species
- Implementing multi-level and layered planting technologies to maximize use of land while ensuring health of inventory

Leverage of brand and reputation

- Strong track record of service quality
- Successful completion of a number of large projects

Geographic expansion in China

- Maintain leading position by being a single source of greenery that provides high-quality service
- Highly fragmented market mainly comprised of small "mom and pop" operations
- Increase the geographical reach within eastern and central China to address the growing demand for greenery throughout the nation



Greenscape's Superior Technology

Technological Advances and Intellectual Property

Cloning

- Creates proprietary growth culture formulas and replication processes unique to each tree or plant
- Results in production of reproducible high quality product
- Reduces need to buy expensive seeds
- Only company in China with the ability to successfully clone Lycoris Radiata, the main ingredient in a $300 million J&J Alzheimers drug





Intellectual Property

- Hold 7 patents, and has filed for 17 patents related to proprietary new breeds of trees
- Most of the processes and formulas are maintained as trade secrets
- Has significant relationships with China's top agricultural universities

Expansion & Acquisition

- To fulfill backlog contract needs up to year 2011, the company acquired additional green resources
  - In August 2007, acquired the entire tree and plant inventory of **Jiangxi Guofeng**, which comprises over 4 million seedlings and 58,000 trees
  - In November 2007 and March 2008, Acquired the inventory of **Chengfeng Ecological Park**, which comprises approximately 1.56 million seedlings and trees
- Acquisition of additional green resources is being planned
  - Plans to acquire 65% of **Jiangxi Gaofeng Ecological Agricultural and Forestry**, a growing area of 58,525 acres
  - Plans to acquire an additional **825,000 acres of forest** from 2012 through 2016



Newly Integrated Jiangxi Guofeng









Additional Upside



Lycoris Radiata:

Largest inventory of this plant in China

- Used in $300M J&J Alzheimer's drug that will go off-patent in 12/2008
- Company has developed a proprietary process to clone this plant
- Discussing supply with generic manufacturers Allianz, Dr. Reddy, and Ranbaxy



Cymbidium Orchid:

Commissioned by the government to preserve this native plant

- Government grant of RMB 2 million
  - Due to high demand, sales price expected to be over 100 RMB per plant
  - Company expects to clone 500,000 plants by 2010

Potential expansion in to forestry business



- Potential acquisition of Gaofeng, with growing area planted with China Fir and Eucalyptus trees and currently yields approximately 35,000 cubic meters of raw wood each year
- Fast growing eucalyptus trees will be planted and yield ~180,000 cubic meters of wood annually beginning in 2012

Strong Contracted Backlog Pipeline

EXISTING CONTRACT BACKLOG AS OF DEC. 2007 (IN 000s RMB)

Customer	Total Contract Value	Completed 2007	Expected Revenue 2008	2009	2010	2011	Contract Sign Date	Contract Period
Jingjiang Binjiang New City Investment Development Ltd	500,094	33,494	80,600	113,000	123,000	150,000	2007.1.6	2007.3-TBD
% Completed		*6.7%*	*16.1%*	*22.6%*	*24.6%*	*30.0%*		
Jiangyin Wushanwan Development Ltd	350,000		50,000	150,000	150,000		2006.11.22	TBD
% Completed		*0.0%*	*14.3%*	*42.9%*	*42.9%*	*0.0%*		
Nanjing Jiangning New District Garden Project Ltd	300,000		30,000	65,000	70,000	135,000	2007.02.26	2007.10-2011.6
% Completed		*0.0%*	*10.0%*	*21.7%*	*23.3%*	*45.0%*		
Nanjing Jiangning District Hushu Town Local Government	179,002	22,402	10,000	10,000	64,600	72,000	2007.03.01	2007.6-2011.10
% Completed		*12.5%*	*5.6%*	*5.6%*	*36.1%*	*40.2%*		
Jiangsu Sunshine Real Estate Ltd	156,000	92,420	50,000	13,580			2006.11.25	2007.1-2011.3
% Completed		*59.2%*	*32.1%*	*8.7%*	*0.0%*	*0.0%*		
Shanghai Wailianfa Garden Ltd	120,000		50,000	70,000			2006.11.05	2007.3-2009.5
% Completed		*0.0%*	*41.7%*	*58.3%*	*0.0%*	*0.0%*		
Jiangyin Xinqiao Town Local Government	110,014	10,414	20,900	15,000	28,200	35,500	2007.03.05	2007.8-2011.11
% Completed		*9.5%*	*19.0%*	*13.6%*	*25.6%*	*32.3%*		
Nanjing Qinglongshan Forestry Centre	109,994	22,324	27,670	20,000	20,000	20,000	2006.12.28	2007.5-2011.12
% Completed		*20.3%*	*25.2%*	*18.2%*	*18.2%*	*18.2%*		
Jiangsu Wuyou Real Estate Development Ltd	79,999	18,049	16,950	10,000	15,000	20,000	2007.01.07	2007.11-2011.11
% Completed		*22.6%*	*21.2%*	*12.5%*	*18.8%*	*25.0%*		
Jiangyin Shun Feng Ecological Garden Ltd	19,387	19,387					2007.09.09	
% Completed		*100.0%*						
Total Existing Backlog (2008 Onward)	**¥1,924,490**	**¥218,490**	**¥336,120**	**¥466,580**	**¥470,800**	**¥432,500**	**¥1,706,000**	
Revenue From Existing Backlog In USD (2008 Onward)--->		***$29,889***	***$48,713***	***$69,123***	***$72,431***	***$69,200***	***$259,467***	

Source: Per management projections

Balance Sheet Summary

In Million USD	As of 12/31/07
Current Assets	$ 89.4
Fixed Assets	10.2
Total Assets	99.6
Current Liabilities	20.1
Long Term Liabilities (1)	32.9
Total Liabilities	53.0

Ratios	
Current	4.4:1
Debt/Asset	44.2%

(1) Non-interest bearing loan, due after 2011

**Numbers are in USD, based on U.S. GAAP*

Competitive Landscape

- Yunnan Green Co. Ltd (002200 CH) - Listed on China's Shenzhen Stock Exchange on December 21, 2007. It is based in the Yunnan Province in southern China and has long-term rights to approximately 7,000 Mu of growing area. Its revenues were 190.5 million RMB in 2006 with net profits of 47.84 million RMB. Mostly focused on flower sales. (http://www.yngreen.com)

- Hangzhou Lantian Garden - Headquarters in Hangzhou, Zhejiang Province (South of Jiangsu). It has rights to 8 growing areas in the Zhejiang province that total approximately 23,000 Mu, mostly focused on Zhejiang Province.

- Zhejiang Senhe Seed Company - Headquarters in Hangzhou, Zhejiang Province (South of Jiangsu). It has rights to approximately 11,000 Mu of growing area, mostly focused on Zhejiang Province.

- Guangdong Zonglu Garden – Headquartered in Zhongshan, Guangzhou. It has 6000 Mu of growing area. Mostly focused in Guangdong Province.

Details of the Transaction

- Shine will merge with and into GC Resources, with GC Resources being the surviving and continuing company, under British Virgin Islands law
- 1 common stock of Shine : 1 ordinary share of GC Resources
  - Outstanding warrants to purchase shares of common stock of Shine will be assumed by GC Resources, and will be exercisable on the same terms for one ordinary share of GC Resources
- GC Resources will acquire all the outstanding ordinary shares of Greenscape ('Share Transfer")
  - Outstanding Class B and Class D preferred will be contributed to capital and cancelled
  - Any outstanding options and warrants will be terminated
  - GC Resources, when permitted by securities laws, will seek to acquire all the outstanding Class A and Class C preferred stock of Greenscape

Immediately after the transaction:

- All the ordinary shares of Resources will be held by the former stockholders of Shine and the former shareholders of Greenscape
- GC Resources will be a publicly reporting company, under the United States federal securities laws
- The ordinary shares of GC Resources will be traded on the Over-the-Counter Bulletin Board, unless GC Resources is successful in applying for a listing on an other exchange in the US
- Greenscape, through its subsidiary, JSZF, will continue to operate its business in the PRC

Corporate Structure at Closing


Shine Shareholders
Greenscape Shareholders
Preferred Shareholders
19.0%
66.9%
14.1%
U.S./Hong Kong, etc.
BVI
GC Resources
100%
Greenscape
BVI
China
100%
JSZF